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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                OCTOBER 21, 2003
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



                     MARYLAND                              36-3857664
        (State or other jurisdiction of                 (I.R.S. Employer
         incorporation or organization)                Identification No.)

   TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS               60606
     (Address of principal executive offices)               (Zip Code)



                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Manufactured Home Communities, Inc. press release dated October 21, 2003 "MHC Reports Third Quarter Results".

ITEM 9.       REGULATION FD DISCLOSURE

         On October 21, 2003, Manufactured Home Communities, Inc. issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2003. This information is furnished as Exhibit 99.1 pursuant to Item 12. Disclosure of Results of Operations and Financial Condition, under
Item 9 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                       MANUFACTURED HOME COMMUNITIES, INC.




                                       BY:  /s/ Michael Berman
                                            ---------------------------------
                                            Michael Berman
                                            Vice President and Chief Financial
                                              Officer

                                       BY:  /s/ Mark Howell
                                            ---------------------------------
                                            Mark Howell
                                            Principal Accounting Officer and
                                              Assistant Treasurer




DATE:   October 21, 2003